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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: JUNE 30, 2003

Item 1. Report to Shareholders.

================================================================================


                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2003



                                                  discipline



                                                      WORLDWIDE REAL ESTATE FUND


               allocation


                                   [GRAPHIC]


                                                            diversify




                          GLOBAL INVESTMENTS SINCE 1955

================================================================================

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2003, and are subject to change.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund gained 7.07% during the first six months of 2003. Real estate investments continued to outpace the general financial market through the first quarter of this year, marking one of the longest periods of outperformance for real estate investments in recent history. Additionally, the asset class has maintained its popularity in recent years due to the steady yields offered by REITs (real estate investment trusts). As total return expectations have been dampened by the three-year bear market in general equities, income has become an important source of investment return for shareholders. REITs' average dividend of approximately 7% compares very favorably to bonds and other yield-bearing investments. For example, the benchmark 10-year Treasury note--the usual comparison due to the average ten-year REIT lease--traded at a yield of 3.52% on June 30. During the period, the benchmark Citigroup World Property Index* gained 12.31% and the Morgan Stanley REIT Index** (representing U.S. REITs) gained 13.84%.

MARKET REVIEW

During the first six months of 2003, REITs, like many sectors of the market, were influenced by rapidly changing expectations regarding economic recovery, interest rates, and the events leading up to the war in Iraq. Interest in real estate investments continued to prove resilient throughout most of the period. Extremely low yields on Treasuries and other fixed income investments threw a positive light onto the steady 7% yields offered by REITs. In addition, low interest rates provided attractive financing deals, which buoyed property values in most sectors. Also, pension funds and other institutional investors have been on a property-buying binge in search of non-correlated returns. Their purchases have pushed down initial yields on buildings and increased the value of property that REITs have on their books. And finally, many REITs have been added to the Standard & Poor's (S&P) 500 Index+ over the past year and a half, which has created a significant amount of investment demand from Index funds.

However, on an absolute basis, fundamentals in world REIT markets have begun to come into question and the sector experienced some weakness toward the end of the period. This weakness was further exacerbated by the dramatic rally in general equities in the second quarter--the largest quarterly gain for the S&P 500 in nearly five years. We believe that a recent spike in common equity issuance played a crucial role in softening the real estate market in the U.S. We feel, however, that the impact of this issuance will likely be offset by the draw of lower relative valuations and the continued low interest rate environment. Also taking its toll on real estate investments was the market's initial reaction to the Bush administration's proposal to eliminate double taxation on corporate dividends, which was perceived as a negative as this would effectively eliminate REITs' substantial tax advantage. However, as the complications surrounding the new rules became clearer, the advantages to non-REIT companies were put into question and REITs once again emerged as a reliable high dividend provider.

The Fund continues to be focused in the U.S. and CANADIAN real estate markets, where some sectors such as retail malls and outlets provided strong returns and showed little signs of weakening, and sectors such as hotels offered promising outlooks. U.S. REITs gained 13.8% year to date through June 30 (as measured by the Morgan Stanley REIT Index). We believe that this rally was largely driven by the high liquidity in the market. Fund flows into U.S. REITs totaled $1.6 billion during the first six months of 2003, on the back of $3.4 billion during 2002. Within the U.S., total return leaders were shopping malls and other retail establishments. Laggards included the apartment and office sectors. At June 30, U.S. holdings accounted for 62.1% of the Fund's total net assets and Canadian holdings represented 11.9% of net assets.

While there has been some concern surrounding domestic retail REITs (e.g., grocery store bankruptcies, etc.), the sector showed strong resilience to the faltering economy during the period. Somewhat surprisingly, consumer activity has continued at a healthy pace throughout the economic downturn, keeping retail malls afloat.

                           WORLDWIDE REAL ESTATE FUND

--------------------------------------------------------------------------------

In addition, vacancies in diversified shopping centers were not problematic as openings were quickly filled by "super stores" and the like. During the period, we believed that retail REIT prices fully reflected the positive underlying fundamentals.

The U.S. hotel sector experienced a strong rally that coincided with the recovery of the stock market in late March. As leisure and business activities are typically tied to the strength of the economy, we believed that hotels represented a promising investment opportunity in an improving microeconomic environment. Accordingly, we increased holdings in the sector. Our largest holdings among hotels were La Quinta Corp. and Starwood Hotels & Resorts (2.7% and 1.8% of Fund net assets, respectively).

Apartments continued to be hurt by housing affordability and oversupply. While vacancies continued to creep up, rents declined and landlords continued to make concessions to attract tenants. The office sector also experienced continued weakness. National vacancy rates in the office sector are now averaging approximately 17%--high by any historic measure. On the positive side, there does appear to be a market for quality office assets, and we believe that vacancy rates for the sector as a whole may have peaked.

Performance of healthcare REITs has varied, with some smaller companies doing quite well. Generally, senior assisted living establishments have shown positive results, while other components of the healthcare sector have struggled. It appears that the federal, state and local budget deficits are having an influence on reimbursement rates in the healthcare industry, thereby diminishing the overall profitability of many facilities and the growth prospects of many healthcare REITs. Accordingly, we have maintained a low exposure to this sector.

The JAPANESE real estate market has endured a difficult environment over the last six months. Vacancies in the office market rose to 8.1%. A continuation of the contraction in financial markets made its way into real estate, and Japanese REITs traded with financials throughout the period. We maintained a relatively low weighting to this market (8.4% of Fund net assets), which benefited the Fund, but performance was still hampered by the modest allocation. On the positive side, the residential condominium market experienced a strong rally during the period. The HONG KONG market was badly hurt by the outbreak of SARS in the region, and real estate was no exception. We remained underweight in this market (with a 2.7% allocation) versus the benchmark Index while we waited out the storm.

The EUROPEAN real estate market experienced similar trends to that of the U.S. Our largest weightings in this region were to the UNITED KINGDOM and SPAIN. In the UK, buyout activity has highlighted the potential of high quality assets. We used current price weakness as an opportunity to add quality holdings at reasonable prices. In our opinion, many stocks here are trading below their worth and we have had some success capitalizing on these inefficiencies. For example, we purchased Canary Wharf Group PLC (0.9% of Fund net assets) at very depressed prices and buyout activity later resulted in a 40% premium on our purchase price. Merger and acquisition activity has also proven positive for the Spanish real estate market. Real estate equities have been driven up as buyouts have been bringing in elevated stock prices. At June 30, our European holdings represented 11.4% of Fund net assets (UK, 4.2% and Spain, 4.5%).

We believe that it is still a good time for investors to diversify their portfolios by allocating a small percentage to real estate markets. The sector's defensive characteristics have continued to prove beneficial to shareholders during a volatile time in the equity markets. We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO]                    [PHOTO]

/s/ Derek S. Van Eck       /s/ Samuel R. Halpert
--------------------       ------------------------
DEREK S. VAN ECK           SAMUEL R. HALPERT
PORTFOLIO MANAGER          MANAGEMENT TEAM MEMBER

July 2, 2003

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Citigroup World Property Index (formerly the Salomon Smith Barney World Property Index) is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

**The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

+The Standard and Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

       [The following tables represent pie charts in the printed piece.]


                                SECTOR WEIGHTINGS
                        AS OF JUNE 30, 2003* (UNAUDITED)


Diversified                       24.2%
Other                              6.0%
Storage                            2.4%
Shopping Centers                   3.7%
Residential                        8.6%
Regional Malls                    12.0%
Short-Term Obligations Less
  Other Assets Less Liabilities    3.0%
Office                            16.8%
Industrial                         5.6%
Hotels                             6.4%
Healthcare                         5.5%
Forest Products                    5.8%


                             GEOGRAPHICAL WEIGHTINGS
                        AS OF JUNE 30, 2003* (UNAUDITED)

Italy                              0.7%
Spain                              4.5%
Japan                              8.4%
Hong Kong                          2.7%
France                             1.2%
Canada                            11.9%
Australia                          0.5%
United Kingdom                     4.2%
Germany                            0.8%
Short-Term Obligations Less
  Other Assets Less Liabilities    3.0%
United States                     62.1%


----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

TIMBERWEST FOREST CORP.
(CANADA, 5.8%)

TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

BOSTON PROPERTIES, INC.
(U.S., 5.2%)

Boston Properties develops, redevelops, acquires, manages, operates, and leases office, industrial, and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

SIMON PROPERTY GROUP, INC.
(U.S., 4.9%)

Simon Property Group is a self-administered and self-managed real estate investment trust. The company is engaged in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

BROOKFIELD PROPERTIES CORP.
(CANADA, 4.3%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

MITSUBISHI ESTATE CO. LTD.
(JAPAN, 3.8%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities, including golf places and tennis clubs.

LTC PROPERTIES, INC.
(U.S., 3.5%)

LTC Properties is a real estate investment trust that invests in long-term health care facilities, assisted living residences, and schools through mortgage loans, facility lease transactions and other investments.

CRESCENT REAL ESTATE EQUITIES CO.
(U.S., 3.2%)

Crescent Real Estate owns a diversified portfolio of real estate properties, including office complexes, retail centers, hotel properties, a health and fitness resort and single family residential developments mainly in Texas and Colorado. Properties include Las Colina Plaza, Continental Plaza and MacArthur Center in Texas and The Citadel in Colorado.

UNITED DOMINION REALTY TRUST, INC.
(U.S., 3.1%)

United Dominion is a self-administered real estate investment trust. The company owns, operates and develops apartment communities located nationwide.

PROLOGIS TRUST
(U.S., 2.9%)

ProLogis provides distribution facilities and services. The company owns, manages and currently develops distribution facilities in various markets throughout North America, Europe, and Japan.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 2.8%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf places and provides financial services such as securitization of real estate properties.

----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
         NO. OF                                                        VALUE
COUNTRY  SHARES        SECURITIES (A)                                 (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 0.5%
         8,000  Westfield Holdings Ltd.                             $    78,402
                                                                    -----------
CANADA: 11.9%
        10,000  BPO Properties Ltd.                                     194,495
         6,400  Brookfield Homes Corp.                               USD 98,688
           500  Brookfield Properties Corp.                              10,744
        31,500  Brookfield Properties Corp.                         USD 669,375
       110,000  TimberWest Forest Corp.                                 920,980
                                                                    -----------
                                                                      1,894,282
                                                                    -----------
FRANCE: 1.2%
         2,500  Unibail S.A.                                            185,155
           500  Unibail S.A. Warrants
                  (EUR 43.33, expiring 5/11/04)                           8,239
                                                                    -----------
                                                                        193,394
                                                                    -----------
GERMANY: 0.8%
        15,000  IVG Immobilien AG                                       125,906
                                                                    -----------
HONG KONG: 2.7%
       300,000  Hang Lung Properties Ltd.                               271,211
        30,000  Sun Hung Kai Properties Ltd.                            151,571
                                                                    -----------
                                                                        422,782
                                                                    -----------
ITALY: 0.7%
       200,000  Beni Stabili S.p.A.                                     102,424
                                                                    -----------
JAPAN: 8.4%
        90,000  Mitsubishi Estate Co. Ltd.                              609,979
        70,000  Mitsui Fudosan Co. Ltd.                                 447,585
        60,000  Sumitomo Realty & Development
                  Co. Ltd.                                              267,100
                                                                    -----------
                                                                      1,324,664
                                                                    -----------
SPAIN: 4.5%
        10,000  Inmobiliaria Colonial S.A.                              181,424
        34,540  Inmobiliaria Urbis S.A.                                 266,123
         5,650  Metrovacesa S.A.                                        160,893
        10,000  Vallehermoso S.A.                                       110,921
                                                                    -----------
                                                                        719,361
                                                                    -----------
UNITED KINGDOM: 4.2%
        32,160  British Land Co. PLC                                  $ 256,071
        35,000  Canary Wharf Group PLC                                  148,409
        20,562  Land Securities Group PLC                               267,715
                                                                    -----------
                                                                        672,195
                                                                    -----------
UNITED STATES: 62.1%
        15,000  AMB Property Corp.                                      422,550
        10,000  Annaly Mortgage Management, Inc.                        199,100
        11,000  Archstone-Smith Trust                                   264,000
        19,000  Boston Properties, Inc.                                 832,200
         5,000  Camden Property Trust                                   174,750
        10,000  Chelsea Property Group, Inc.                            403,100
        30,500  Crescent Real Estate Equities Co.                       506,605
        13,000  Equity Residential Properties Trust                     337,350
        16,000  Equity Office Properties Trust                          432,160
         6,000  General Growth Properties, Inc.                         374,640
        20,300  Hilton Hotels Corp.                                     259,637
        10,000  Kimco Realty Corp.                                      379,000
       100,000  La Quinta Corp.                                         431,000
        12,000  Liberty Property Trust                                  415,200
        57,500  LTC Properties, Inc.                                    549,122
        10,000  Macerich Co. (The)                                      351,300
        17,500  National Health Investors, Inc.                         322,700
        11,000  Newhall Land & Farming Co.                              332,750
        17,000  ProLogis Trust                                          464,100
        11,000  Public Storage, Inc.                                    373,890
        20,000  Simon Property Group, Inc.                              780,600
         9,000  SL Green Realty Corp.                                   314,010
        10,000  Starwood Hotels & Resorts
                  Worldwide, Inc.                                       285,900
        28,500  United Dominion Realty Trust, Inc.                      490,770
        10,000  Urstadt Biddle Properties (Class A)                     128,600
        80,000  Wyndham International, Inc.
                  (Class A)                                              35,200
                                                                    -----------
                                                                      9,860,234
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.0%
(COST: $13,794,677)                                                  15,393,644
                                                                    -----------
                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
SHORT-TERM
OBLIGATION:                   DATE OF                                 VALUE
52.7%                        MATURITY            COUPON              (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 10):
Purchased on 6/30/03;
maturity value $8,368,251
(with State Street Bank & Trust
Co., collateralized by
$8,525,000 Federal Home
Loan Bank--1.35%
due 6/02/04 with a
value of $8,535,912)
(Cost: $8,368,000)            7/01/03             1.08%             $ 8,368,000
                                                                    -----------
TOTAL INVESTMENTS: 149.7%
(COST: $22,162,677)                                                  23,761,644

OTHER ASSETS LESS
  LIABILITIES: (49.7)%                                               (7,892,774)
                                                                    -----------
NET ASSETS: 100%                                                    $15,868,870
                                                                    ===========


SUMMARY OF             % OF                   SUMMARY OF              % OF
INVESTMENTS             NET                   INVESTMENTS              NET
BY INDUSTRY           ASSETS                  BY INDUSTRY            ASSETS
-----------          --------                 -----------           --------
Diversified           24.2%                   Shopping Centers         3.7%
Forest Products        5.8%                   Storage                  2.4%
Healthcare             5.5%                   Other                    6.0%
Hotels                 6.4%                   Short-Term
Industrial             5.6%                     Obligation            52.7%
Office                16.8%                   Other assets less
Regional Malls        12.0%                     liabilities          (49.7)%
                                                                     -----
Residential            8.6%                                          100.0%
                                                                     =====

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

                        See Notes to Financial Statements

                                                 WORLDWIDE REAL ESTATE FUND
-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
ASSETS:
Investments, at value (including repurchase agreement of $8,368,000) (cost $22,162,677) (Note 1) .......    $23,761,644
Cash and foreign currency ..............................................................................          7,668
Receivables:
  Securities sold ......................................................................................        330,069
  Capital shares sold ..................................................................................         84,718
  Dividends and interest ...............................................................................         84,386
                                                                                                            -----------
      Total assets .....................................................................................     24,268,485
                                                                                                            -----------
LIABILITIES:
Payables:
  Capital shares redeemed ..............................................................................      6,940,759
  Securities purchased .................................................................................      1,423,774
  Due to Adviser .......................................................................................         12,671
  Accounts payable .....................................................................................         22,411
                                                                                                            -----------
      Total liabilities ................................................................................      8,399,615
                                                                                                            -----------
Net assets .............................................................................................    $15,868,870
                                                                                                            ===========
Shares outstanding .....................................................................................      1,505,215
                                                                                                            ===========
Net asset value, redemption and offering price per share ...............................................         $10.54
                                                                                                            ===========
Net assets consist of:
  Aggregate paid in capital ............................................................................    $15,453,820
  Unrealized appreciation of investments and foreign currency transactions .............................      1,598,880
  Undistributed net investment income ..................................................................        209,479
  Accumulated realized loss ............................................................................     (1,393,309)
                                                                                                            -----------
                                                                                                            $15,868,870
                                                                                                            ===========
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $7,568) ....................................................      $ 362,751
Interest ...............................................................................................         19,321
                                                                                                            -----------
      Total income .....................................................................................        382,072

EXPENSES:
Management (Note 2) .......................................................................     $ 85,911
Administration (Note 2) ...................................................................        1,136
Professional ..............................................................................       17,218
Reports to shareholders ...................................................................        9,412
Custodian .................................................................................        5,068
Transfer agency ...........................................................................        3,585
Trustees' fees and expenses ...............................................................        2,572
Other .....................................................................................        1,810
                                                                                                --------
   Total Expenses .........................................................................      126,712
Expenses assumed by the Adviser (Note 2) ..................................................       (3,791)
                                                                                                --------
   Net Expenses ........................................................................................        122,921
                                                                                                            -----------
Net investment income ..................................................................................        259,151
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ...............................................................       (246,160)
Realized loss from foreign currency transactions .......................................................         (1,160)
Change in unrealized depreciation of foreign denominated assets and liabilities ........................           (180)
Change in unrealized appreciation of investments .......................................................      1,425,039
                                                                                                            -----------
Net realized and unrealized gain (loss) on investments and foreign currency transactions ...............      1,177,539
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................    $ 1,436,690
                                                                                                            ===========

                        See Notes to Financial Statements

                                                  WORLDWIDE REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30,        YEAR ENDED
                                                                                                 2003         DECEMBER 31,
                                                                                              (UNAUDITED)         2002
                                                                                            ---------------    -----------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................................     $    259,151   $    520,493
   Realized loss from security transactions ............................................         (246,160)      (664,510)
   Realized loss from foreign currency transactions ....................................           (1,160)       (22,960)
   Change in unrealized depreciation of foreign denominated assets and liabilities .....             (180)        (2,363)
   Change in unrealized appreciation / depreciation of investments .....................        1,425,039       (623,744)
                                                                                             ------------   ------------
     Net increase (decrease) in net assets resulting from operations ...................        1,436,690       (793,084)
                                                                                             ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...............................................................         (336,311)      (378,552)
                                                                                             ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .......................................................      106,558,151    186,809,433
   Reinvestment of dividends ...........................................................          336,311        378,552
   Cost of shares reacquired ...........................................................     (107,434,955)  (184,654,715)
                                                                                             ------------   ------------
     Net increase (decrease) in net assets resulting from capital share transactions ...         (540,493)     2,533,270
                                                                                             ------------   ------------
     Total increase in net assets ......................................................          559,886      1,361,634

NET ASSETS:
Beginning of period ....................................................................       15,308,984     13,947,350
                                                                                             ------------   ------------
End of period (including undistributed net investment income of
  $209,479 and $287,799, respectively) .................................................     $ 15,868,870   $ 15,308,984
                                                                                             ============   ============

*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold .........................................................................       10,714,575     18,076,042
   Reinvestment of dividends ...........................................................           35,106         35,612
   Shares reacquired ...................................................................      (10,765,022)   (17,874,125)
                                                                                             ------------   ------------
   Net increase (decrease) .............................................................          (15,341)       237,529
                                                                                             ============   ============

                        See Notes to Financial Statements

                                                      WORLDWIDE REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                  SIX MONTHS ENDED
                                      JUNE 30,                             YEAR ENDED DECEMBER 31,
                                        2003        ------------------------------------------------------------------
                                     (UNAUDITED)      2002           2001           2000          1999          1998
                                  ----------------  --------      ---------      ---------     ---------      --------
Net Asset Value,
  Beginning of Period ...............  $10.07         $10.87        $10.62         $ 9.15         $ 9.54        $11.96
                                       ------         ------        ------         ------         ------        ------
Income From Investment Operations:
  Net Investment Income .............    0.17           0.38          0.35           0.34           0.25          0.22
  Net Realized and Unrealized
   Gain (Loss) on Investments and
   Foreign Currency Transactions ....    0.52         (0.85)          0.20           1.33         (0.44)         (1.45)
                                       ------         ------        ------         ------         ------        ------
Total From Investment Operations ....    0.69         (0.47)          0.55           1.67         (0.19)         (1.23)
                                       ------         ------        ------         ------         ------        ------
Less Dividends and Distributions:
  Dividends from Net Investment
   Income ...........................   (0.22)         (0.33)        (0.30)         (0.20)         (0.20)        (0.19)
  Distributions from Realized
   Capital Gains ....................      --             --            --             --             --         (1.00)
                                       ------         ------        ------         ------         ------        ------
Total Dividends and Distributions ...   (0.22)        (0.33)         (0.30)         (0.20)        (0.20)         (1.19)
                                       ------         ------        ------         ------         ------        ------
Net Asset Value, End of Period ......  $10.54         $10.07        $10.87         $10.62         $ 9.15        $ 9.54
                                       ======         ======        ======         ======         ======        ======
Total Return (a) ....................    7.07%         (4.48)%        5.34%         18.71%         (2.01)%      (11.35)%

======================================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..... $15,869        $15,309       $13,947         $6,875         $3,166        $1,906
Ratio of Gross Expenses to Average
  Net Assets ........................    1.47% (d)      1.48%         1.62%          2.27%          3.23%         5.32%
Ratio of Net Expenses to Average
  Net Assets (c) ....................    1.43%(d)       1.46%(b)      1.50%(b)       1.45%(b)       1.44%         0.89%
Ratio of Net Investment Income to
  Average Net Assets (c) ............    3.02%(d)       3.04%         4.17%          4.21%          3.33%         3.33%
Portfolio Turnover Rate .............      14%           139%           74%           233%           172%          107%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b) Excluding interest expense.
(c) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the perioeds ended June 30,2003, December 31, 2001, December 31, 2000 and December 31, 1999, was 0.04%, 0.07%, 0.12% and 0.79%, respectively.
(d) Annualized.

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Co. Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the six months ended June 30, 2003. The fee is based on an annual rate of 1% of the average daily net assets. For the six months ended June 30, 2003 the Adviser assumed expenses in the amount of $3,791. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corp. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $1,996,387 and $2,487,030, respectively, for the six months ended June 30, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2003 was $22,162,677. As of June 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $1,598,967 of which $2,107,833 related to appreciated securities and $508,866 related to depreciated securities.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At June 30, 2003, the Fund had no forward foreign currency contracts outstanding.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2003, the net value of the asset and corresponding liability of the Fund's portion of the plan is $4,686.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ending June 30, 2003, the Fund did not borrow under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

[LOGO] VAN ECK GLOBAL

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

                                                                       [GRAPHIC}
                                                        Retire on Your Terms(SM)
                                                              Variable Annuities


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 3. Audit Committee Financial Expert.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 4. Principal Accountant Fees and Services.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 5. Audit Committee of Listed Registrants.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 6. [RESERVED]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.


Item 8. [RESERVED]


Item 9. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 10. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  8/25/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  8/25/03
     ---------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  8/25/03
     ---------